UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2005

CENTRAL PACIFIC FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 544-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

Douglas R. Weld, Executive Vice President and Chief Credit Officer of Central Pacific Bank, a wholly owned subsidiary of Central Pacific Financial Corp. (the “Company”) will resign effective October 3, 2005.

Mr. Weld stated that his decision was related to events in his personal life, including recent health matters.

The Company has retained an executive placement firm and has begun a search for Mr. Weld’s replacement.  Internal and external candidates will be considered.  In the interim, Curtis W. Chinn, Senior Vice President & Commercial Banking Manager of Central Pacific Bank, will be appointed Acting Chief Credit Officer, effective October 3, 2005.

A graduate of the University of California, Davis, with a BA and MA in Economics, Mr. Chinn has more than 25 years of banking experience, with the majority of his career in commercial lending.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: September 6, 2005	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chief Executive Officer